EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hormel Foods Corporation (the “Company”) on Form 10-Q for the period ended July 26, 2026, as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 27, 2026	/s/ JEFFREY M. ETTINGER
JEFFREY M. ETTINGER
Interim Chief Executive Officer

Dated: August 27, 2026	/s/ PAUL R. KUEHNEMAN
PAUL R. KUEHNEMAN
Interim Chief Financial Officer and Controller

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